                                                                    Exhibit 99.1

                                              TRUSTEE'S DISTRIBUTION STATEMENT

  THE                                 TO THE HOLDERS OF:              98-ADM-1
BANK OF                               The Bank of New York, as Trustee under the
  NEW                                 Lehman Brothers Racers Series
  YORK                                Class A-1 Certificates
                                                   CUSIP NUMBER: 219-87H-AS4

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: June 15,2001

INTEREST ACCOUNT
Balance as of December 15,2000                                                                             $0.00
      Schedule Income received on securities...................................................... $2,285,681.25
      Unscheduled Income received on securities...................................................         $0.00
      Schedule Interest received from Swap Counterparty...........................................         $0.00
      Unscheduled Interest received from Swap Counterparty........................................         $0.00
      Interest Received on sale of Securties......................................................         $0.00
LESS:
      Distribution to Beneficial Holders..............................   $1,513,226.00
      Distribution to Swap Counterparty...............................           $0.00
      Trustee Fees....................................................       $2,250.00
      Fees allocated for third party expenses.........................         $750.25
Balance as of June 15,2001                                                    Subtotal               $769,455.00


PRINCIPAL ACCOUNT
Balance as of December 15,2000                                                                             $0.00
      Scheduled Principal payment received on securities..........................................         $0.00
      Principal received on sale of securities....................................................         $0.00
LESS:
      Distribution to Beneficial Holders..............................     $769,455.00
      Distribution to Swap Counterparty...............................           $0.00
Balance as of June 15,2001                                                    Subtotal               $769,455.00
                                                                               Balance                     $0.00

                       UNDERLYING SECURITIES HELD AS OF:          June 15,2001

Principal                                  Title of Security
Amount                                 ARCHER-DANIELS-MIDLAND CORP
         65,775,000                    CUSIP#: 039-483-AP7